Investor Presentation February 2026

2 Safe Harbor Statement Statements contained herein or in prior press releases which are not historical fact, such as statements regarding our future operating and financial performance, are forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that may cause our actual results to be materially different from the future results expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from those expectations include, but are not limited to, our ability to manage wireless network rationalization to lower our costs without causing disruption of service to our customers; our ability to retain key management personnel and to attract and retain talent within the organization; the productivity of our sales organization and our ability to deliver effective customer support; our ability to identify potential acquisitions, finance, consummate and successfully integrate such acquisitions, and achieve the expected benefits of such acquisitions; economic conditions, such as recessionary economic cycles, the impact of trade disputes, tariffs and other trade protection measures, higher interest rates, inflation and higher levels of unemployment; risks related to our overall business strategy, including maximizing revenue and cash generation from our established businesses and returning capital to stockholders through dividends and repurchases of shares of our common stock; competition for our services and products from new technologies or those offered and/or developed from firms that are substantially larger and have much greater financial and human capital resources; continuing decline in the number of paging units we have in service with customers, commensurate with a continuing decline in our wireless revenue; our ability to address changing market conditions with new or revised software solutions; undetected defects, bugs, or security vulnerabilities in our products; our dependence on the United States healthcare industry; long sales cycle of our software solutions and services; our reliance on third-party vendors to supply us with wireless paging equipment; our ability to maintain successful relationships with our channel partners; our ability to protect our rights in intellectual property that we own and develop and the potential for material litigation claiming intellectual property infringement by us; our use of open source software, third-party software and other intellectual property; our reliance on data centers and other computer systems, hardware, software and satellite networks and telecommunications systems infrastructure (collectively, "IT Systems") and technologies provided by third parties, and technology systems and electronic networks supplied and managed by third parties; cyberattacks, data breaches, system disruptions or other compromises to our or our critical third parties’ IT Systems, data, products or services; our ability to realize the benefits associated with our deferred income tax assets; future impairments of our long- lived assets or goodwill; risks related to data privacy and protection-related laws and regulation; and our ability to manage changes related to regulation, including laws and regulations affecting hospitals and the healthcare industry generally, as well as other risks described from time to time in our periodic reports and other filings with the Securities and Exchange Commission. Although Spok believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Spok disclaims any intent or obligation to update any forward-looking statements.

Our Mission & Investment Highlights

Key Investment Highlights Significant Annual Free Cash Flow Generation and Strong Balance Sheet Substantial cash flow being returned to shareholders through considerable quarterly dividend, no debt Software Operations Bookings Momentum, Large Identified Pipeline Expanding software pipeline converting to growth in sales Stable Re-occurring Software Maintenance and Wireless Segment Revenue >80% of Spok’s revenue is re-occurring in nature due to maintenance revenue from contact center and wireless paging revenue Long-standing Customer Relationships with the “Best Hospitals” Nine of the Top 10 U.S. News & World Report’s Children’s Hospitals and 18 of the Top 20 Adult Hospitals are Spok customers, with an average tenure of 26 years 5 2 3 1 Clear Roadmap Developed to Execute Strategy Multiple avenues of organic and inorganic growth across new and existing customers and product development 4 4

5 Strategic Goal: Run the business profitably and generate cash Returning capital to stockholders is our goal as well as our legacy • Nearly $730 million returned to stockholders since 2004 • 2024 capital return - $26.4 million • 2025 capital return - $27.3 million Focus on maximizing cash over the long term • Incremental investments in wireless and software solutions • Stabilizing and then growing revenue • Efficient expense management • Stockholder-friendly capital allocation $10.0 $25.0 $25.6 $26.4 $27.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2021 2022 2023 2024 2025 Cash Returned to Stockholders ($ millions)

Continuing History of Service and Commitment

Key Facts

Leader in healthcare communications - A clinical communications & collaboration solution provider. Significant experience integrating to **critical hospital contact centers, EHRs and many other core healthcare information systems. We continue to invest in and enhance our solutions.**

Largest paging carrier in the U.S. with approximately 675K pagers.

Blue chip and sticky customer base with **2,200+ hospitals** in total.

Spok has built **intellectual property** via **decades of R&D investments.**

Operational excellence in execution, generating free cash flow while debt free and paying little in taxes.

Pioneer in healthcare communications, putting the customer first in all we do, honoring our core values and good business ethics.

Spok By The Numbers

$139.7M 2025 Revenue	**$115.6M** 2025 Reoccurring Revenue[1]	**> 80%** Percent of Revenue Is Reoccurring[1]
~675K Wireless Units in Service As of 12/31/25	**$0** Total Debt	**2,200+** Hospitals use Spok Communications

Spok's Integrated Solution Ecosystem



Spok Care Connect®
EHR integration
Contact center
On-call scheduling
Enterprise web directory
Interactive speech
Secure texting
Encrypted paging
Test results
Orders routing
Clinical alerting
Facility alarms
Incident management

[1] Company classifies reoccurring revenue as revenue from Spok Care Connect maintenance, subscription, managed services, and Wireless.

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Our Plan Growth in value and return of capital 7 Long-term objective • Growing cash flow while growing our top line with growth in software revenue Short-term energy focus 1. Software Bookings: Achieve plan and show YoY growth 2. Product Roadmap Progress: Demonstrable benefit to the business and future sales 3. Wireless Revenue Stabilization: reduced unit churn and positive ARPU a) Price increases b) GenA pager placements with related ARPU uplift

8 Healthcare responds to fiscal challenges Changes in economic conditions Fiscal alignment of healthcare IT strategy ⚫ Staff Shortages (Nursing, IT and others) ⚫ High Labor Costs ⚫ Higher Capital Cost/Reduced Capital Spending ⚫ High Inflation ⚫ Economic Recession ⚫ Thinner Margins ⚫ Tighter IT Budgets ⚫ Reduce, eliminate or postpone new IT initiatives ⚫ Maintain existing information systems investments ⚫ Maintain supported versions/prevent Cyber risks ⚫ Maximize value of current assets/investments ⚫ Implement unutilized capabilities/Improve ROI

9 Spok responds to fiscal challenges New product release cadence Provide 3- or 5-year managed maintenance & services agreement ⚫ Limit costly major upgrades to a 3- to 4-year cycle ⚫ Deliver product enhancements releases twice/year with minor in-place upgrades ⚫ Perform benefit realization assessment to identify unrealized ROI ⚫ Established pre-planned upgrade roadmap, ensuring benefit realization with minimum disruption ⚫ Ensure OS, DB and 3rd party components are supported minimizing Cyber risk and enhancing system availability ⚫ Maximize Value and Smooth Out Expenses with level billing across contract period ⚫ Inflation protection with no pricing increases during contract period

10 Secure Messaging & Clinical Communications Solutions • Survey period: Q4 2025 – Q1 2026 • 1,416 respondents representing health systems, critical access hospitals, academic medical centers, diagnostic service providers, and others • Black Book collects ballot results on 18 performance areas of operational excellence Spok Earns Top Client Satisfaction Scores for Ninth Consecutive Year Overall rank Vendor Total No. 1 criteria ranks 1 Spok 10 2 PerfectServe 3 3 TigerConnect 4 4 Stryker / Vocera 0 5 OnPage 1

11 Critical Alert Messaging & Management Solutions • Survey period: Q2 2025 – Q1 2026 • 854 respondents representing health systems, critical access hospitals, academic medical centers, diagnostic service providers, and others • Black Book collects ballot results on 18 performance areas of operational excellence Spok Earns Top-Rated Spot for Second Consecutive Year Overall rank Vendor Total No. 1 criteria ranks 1 Spok 11 2 PagerDuty 4 3 PerfectServe 1 4 Qgenda 1 8 Ascom 1

Customer Software Wireless Tenure 12 Longstanding customer relationships  23  32 -- -- --    46   31  28  16  32 Arizona Customer Software Wireless Tenure  39   29   24   22  22   18  20 Top 20 adult hospitals (2025-2026) Customer Software Wireless Tenure  15   38   22 --   26  36   28 -- -- -- Top 10 children’s hospitals (2025-2026) * Spok has an average relationship tenure of 26 years with the U.S. News & World Report’s “Best Hospitals”  8 Rochester   34    22 39  -- -- -- 18   22

13 2025 US health systems/ hospitals by lines of business* Wireless Only 888 51% Software Only 507 29% Both 348 20% 1,743 total Spok customers Total Population 7,126* 25% Market Penetration Software market share by bed size *Based on Company estimates. 6% 28% 1-199 Beds 305 customers 52% 200-599 Beds 355 customers 600+ Beds 173 customers 5,483 1,257 330 Q4 2025

Spok Leadership Team Sharon Woods Keisling Corporate Secretary and Treasurer Renee Hall Chief Compliance Officer VP of Human Resources Vince Kelly Chief Executive Officer Mike Wallace President and Chief Operating Officer Mick Ling Vice President of Maintenance Revenue Calvin Rice Chief Financial Officer Jonathan Wax EVP of Global Sales 14

Business Strategy

Overall Strategy Critical Communications Purpose Built Over Time Evolution of Spok • Acquiring new customers by further penetrating the hospitals domestically with significant opportunity outside the U.S. • Continuing to expand relationships within the existing customer base with additional R&D spend in Spok Care Connect to tackle technical debt and development of enhanced features Grow software revenue and bookings through effective delivery of existing solutions 1 Maximize Free Cash Flow 3 Minimize churn and revenue erosion in wireless products 2 • Maximize existing revenue sources in both our Software and Wireless businesses • Eliminated all expenses related to the discontinued Spok Go product • At current, reduce all costs associated with scaling of the business • Valuable wireless presence in the healthcare market, particularly in larger hospitals ̶ Comprehensive suite of wireless messaging products and services focused on healthcare • Network reliability and customer service minimizes the rate of revenue attrition • Decreasing wireless cost structure and consolidated operations ensures the lowest cost operational platform for the business • Development of the GenA pager to increase functionality, drive retention, and increase ARPU. Wireless Spok Care Connect 16

Software Strategy • With Spok Care Connect, the contact center is the base, with products like Messenger and Spok Mobile® sold as accessories to our contact center solution, which are all on-premise solutions Wireless Integration Spok Care Connect… …Product Direction • With the pivot from Spok Go, renewed work on enhancements of the Product suite to drive meaningful value for customers while taking advantage of the valuable franchise built with large hospitals • Development of a hosted version of Spok Care Connect Suite to better serve the smaller sized hospitals • Over time, development of more efficient architecture for our Spok Care Connect solutions to drive efficiency across the entire organization, including Product & Development, Professional Services and Customer Support • Wireless is compatible with Spok Care Connect, providing a comprehensive communication strategy for hospitals • Use smartphone, Wi-Fi phone, or tablet to access the organization’s directory and send secure messages to any staff member, including the right on-call clinicians • Support a wide variety of smartphones, pagers, and other devices for maximum flexibility • Spok has been successful in selling upgrades and multi-year engagements to lock in our Blue Chip customer base for the long haul • The core services such as the directory, on-call scheduling, and message routing are embedded within all the contact center solutions 17

Wireless Strategy

Maximize Margins Through Cost Savings

Network Rationalization Plan

The Company has ongoing efforts to manage network capacity and to improve overall network efficiency by consolidating subscribers onto fewer, higher capacity networks with increased transmission speeds

Overhead

Cost management effort focused on rightsizing and headcount reduction

Maximize Margins Through Rate Increases

Nominal Rate Increases

Balance risk of returns, inflation, margin erosion with periodic small rate increases

Release New Products

- To mitigate wireless subscriber erosion and provide uplift to ARPU, the Company launched a new pager (GenA™ Pager)
  - New user interface is intuitive to users with smartphone UI
- Development started mid-2020 of a next generation one-way pager to replace the current T5 and a very modest investment spōk
Fri Nov 27 2020
08:01 AM
Dr. John Smith
spōk
10: This is a test message from the Spok network. The quick brown fox jumps over the lazy dog. Lorem ipsum dolor sit

GenA Pager

Spok continues to maximize Wireless cash flow by pursuing a strategy of simultaneously minimizing churn and revenue erosion while maximizing margins through network cost reduction efforts spōk

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61% H e a l t h c a r e Other Large Enterprise Government 2012 19 Focus on Healthcare >85% H e a l t h c a r e Government Large Enterprise Other 2025 Percentage of revenue

20 Spok Care Connect Market Size 6.8 billion By 2034 (2025 $2.54B) Total Addressable Market 11.7 CAGR from 2025 to 2034 Growth Rate Largest Market 30% 680 million In 2024 North America Market Size Source: Precedence Research

Spok Care Connect Competitive Positioning KEY VALUE PROPOSITIONS ✓ Strategic partner that solves enterprise challenges from one platform allowing the right message to get to the right person on the right device ✓ Source of truth, especially in complex IDNs, for the directory and on-call schedules ✓ Interoperability is at the core of Spok’s mission to connect many systems to the required endpoints On Call Scheduling Clinical Alerting System Care Coordination Contact Center Solutions 21

Financials

Fourth Quarter and Full Year 2025 Financial Results 23 For the Three Months Ended December 31, For the Twelve Months Ended December 31, 2025 2024 2025 2024 Total Revenue $33.9 $33.9 $139.7 $137.7 Wireless $17.9 $18.4 $72.5 $73.6 Software $16.0 $15.5 $67.2 $64.1 Adjusted EBITDA(1) $6.7 $7.1 $29.0 $29.2 • Capital returned to stockholders in 2025 totaled $27.3 million in the form of the Company’s regular quarterly dividend • Cash and equivalents balance of $25.3 million at December 31, 2025, and no debt (Dollars in millions) (1) Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation and accretion expense, stock-based compensation expense, impairment of intangible assets, legal costs unrelated to core business activities and non-recurring in nature, and severance and restructuring.

2025 Sales Highlights • Software operations bookings exceed $30 million for the third consecutive year • Full year bookings included 73 six- and seven- figure customer agreements, four new logo agreements and a more than 50% increase in the average contract size in the fourth quarter • Managed services revenue in 2025 up over 100% from 2024 • Software license multi-year customer engagements up substantially from the prior year 24

25 Balance Sheet • Exceptionally clean and simple balance sheet • No debt • Common stock only • $25.3 million of cash and equivalents • Significant deferred tax assets to shield income from federal taxes for many years

2026 Financial Outlook 26 Current Guidance From To Total Revenue: $136.0 $143.0 Wireless Revenue $68.0 $71.0 Software Revenue $68.0 $72.0 Adjusted EBITDA(1) $27.5 $32.5 (Dollars in millions) (1) Adjusted EBITDA represents net income/(loss) before interest income/expense, income tax benefit/expense, depreciation and accretion expense, stock-based compensation expense, impairment of intangible assets, legal costs unrelated to core business activities and non-recurring in nature, and severance and restructuring.

Capital Allocation

Capital Allocation Return of Capital • Higher $1.25 per share annual dividend since February 2022 • Opportunistic capital deployment for shareholder value via share repurchase authorization – current basket of $10.0 million M&A • Not a current focus/priority • Will be opportunistic for potential to leverage our cash flow prioritization strategy Internal Investment • Product innovation and technology expansion with our Spok Care Connect Suite to grow software revenue • Automation and efficiency initiatives

29 History of Adjusted FCF generation and return of capital • Since the 2004 merger, Spok has generated nearly $1.1 billion in cumulative free cash flow. • Both our Wireless and Software businesses drive significant FCF and allow for the continued investment in our software business. 29 0 200 400 600 800 1000 1200 Cumulative Adjusted Free Cash Since 2004 Merger Long-term Debt Repayment Distributions to Stockholders Stock Repurchase Acquisitions* Cash Balance $1,065.7 Spok Holdings, Inc. Cumulative Adjusted Free Cash Generated Since 2004 Merger as of 12/31/2025 (in millions) $191.9 $611.8 $115.5 $121.2 $25.3 *Amcom Software = $118.2 million actual cash invested exclusive of debt; IMCO CTRM application = $3.0 million.

Wrap-Up Enormous customer base and strong relationships with leading healthcare providers Largest wireless paging network in the country with 675,000 units in service No debt, $25.3million cash balance, significant deferred tax assets, substantial dividend yield currently Stable re-occurring wireless and software maintenance revenue with opportunities to grow total revenue 30

Thank You Contact Investor Relations: Al Galgano + 1 (952) 224-6096 al.galgano@spok.com